1 JELD-WEN HOLDING, INC. 2026 OMNIBUS EQUITY PLAN 1. Purpose. The purpose of the Plan is to assist the Company with attracting, retaining, incentivizing and motivating officers, employees and directors of, and consultants to, the Company, its Subsidiaries and Affiliates and to promote the success of the Company's business by providing participating individuals with a proprietary interest in the performance of the Company. The Company believes that this incentive program will cause participating officers, employees, directors and consultants to increase their interest in the welfare of the Company, its Subsidiaries and Affiliates and to align their interests with those of the stockholders of the Company, its Subsidiaries and Affiliates. 2. Definitions. In addition to other terms that are defined in the Plan, an Award Agreement or other applicable instrument, the following shall apply: 2.1. “Adjustment Event” shall have the meaning ascribed to such term in Section 12.1. 2.2. “Affiliate” shall mean any entity that the Company, either directly or indirectly through one or more intermediaries, is in common control with, is controlled by or controls, each within the meaning of the Securities Act. 2.3. “Applicable Law” means any applicable laws, rules and regulations (or similar guidance), including but not limited to the Securities Act, the Exchange Act, the Code and the listing or other rules of any applicable stock exchange. References to any applicable laws, rules and regulations, including references to any sections or other provisions of applicable laws, rules and regulations, shall also refer to any successor provisions thereto unless the Committee determines otherwise. 2.4. “Award” means, individually or collectively, a grant of an Option, Restricted Stock, a Restricted Stock Unit, a Stock Appreciation Right, a Performance Award (including a Performance Share Unit or a Performance Unit), a Dividend Equivalent Right, a Share Award or any or all of them, and any other award granted under the Plan. 2.5. “Award Agreement” means a written or electronic agreement between the Company and a Participant evidencing the grant of an Award and setting forth certain terms and conditions thereof. 2.6. “Board” means the Board of Directors of the Company. 2.7. “Change in Control” means the occurrence of any of the following: (a) An acquisition (other than directly from the Company) of any voting securities of the Company (the “Voting Securities”) by any Person, immediately after which such Person first acquires “Beneficial Ownership” (within the meaning of Rule 13d- Exhibit 10.1

2 3 promulgated under the Exchange Act) of fifty percent (50%) or more of the combined voting power of the Company's then-outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred pursuant to this Section 2.7(a), the acquisition of Voting Securities in a Non-Control Acquisition (as hereinafter defined) shall not constitute a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (i) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person the majority of the voting power, voting equity securities or equity interest of which is owned, directly or indirectly, by the Company (for purposes of this definition, a “Related Entity”), (ii) the Company or any Related Entity or (iii) any Person in connection with a Non-Control Transaction (as hereinafter defined); (b) The individuals who, as of the Effective Date of this Plan, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the election, or nomination for election, by the stockholders of the Company, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; (c) The consummation of: (i) A merger, consolidation or reorganization (x) with or into the Company or (y) in which securities of the Company are issued (a “Merger”), unless such Merger is a Non-Control Transaction. A “Non-Control Transaction” shall mean a Merger in which: (a) The stockholders of the Company immediately before such Merger own directly or indirectly immediately following such Merger at least a majority of the combined voting power of the outstanding voting securities of (i) the corporation resulting from such Merger (the “Surviving Corporation”), if fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person (a “Parent Corporation”), or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; (b) The individuals who were members of the Board immediately prior to the execution of the agreement providing for such Merger constitute at least a majority of the members of the board of directors of (i) the Surviving Corporation, if there is no Parent Corporation, or (ii) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; and

3 (c) No Person other than (i) the Company or another corporation that is a party to the agreement of Merger, (ii) any Related Entity, (iii) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to the Merger, was maintained by the Company or any Related Entity or (iv) any Person who, immediately prior to the Merger, had Beneficial Ownership of Voting Securities representing more than fifty percent (50%) of the combined voting power of the Company's then-outstanding Voting Securities, has Beneficial Ownership, directly or indirectly, of fifty percent (50%) or more of the combined voting power of the outstanding voting securities of (x) the Surviving Corporation, if there is no Parent Corporation, or (y) if there is one or more than one Parent Corporation, the ultimate Parent Corporation; (ii) A complete liquidation or dissolution of the Company; or (iii) The sale or other disposition of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any Person (other than (x) a transfer to a Related Entity or (y) the distribution to the Company's stockholders of the stock of a Related Entity or any other assets). Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company and, after such acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Voting Securities and such Beneficial Ownership increases the percentage of the then outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur. Further, notwithstanding the preceding provisions of this Section 2.7, in the event that any Awards granted under the Plan are deemed to be deferred compensation subject to (and not exempt from) the provisions of Section 409A, then a transaction shall only be considered a “Change in Control” with respect to such Awards if it also qualifies as (i) a change in the ownership of the Company; (ii) a change in effective control of the Company; or (iii) a change in the ownership of a substantial portion of the assets of the Company, as such terms are defined and interpreted under Regulation Section 1.409A-3(i)(5). The Committee shall have authority, in its discretion (subject to any Section 409A considerations) to determine whether a Change in Control has occurred and any related matters thereto. 2.8. “Code” means the Internal Revenue Code of 1986, as amended. Any reference herein to a specific Code section shall be deemed to include all related regulations or other guidance with respect to such Code section.

4 2.9. “Committee” means the Compensation Committee of the Board (or a subcommittee thereof) or such other committee of the Board to which the Board has delegated power to administer the Plan or the full Board in the event that the Board has elected to administer the Plan in whole or in part. 2.10. “Company” means JELD-WEN Holding, Inc., a Delaware corporation, or any successor thereto. 2.11. “Consultant” means any consultant or advisor, other than an Employee or Director, who is a natural person and who renders services to the Company or a Subsidiary that (i) are not in connection with the offer and sale of the Company's securities in a capital raising transaction and (ii) do not directly or indirectly promote or maintain a market for the Company's securities. 2.12. “Corporate Transaction” means (i) a merger, consolidation, reorganization, recapitalization or other transaction or event having a similar effect on the Company's capital stock, (ii) a liquidation or dissolution of the Company or (iii) the sale by the Company of a Subsidiary or business unit. For the avoidance of doubt, a Corporate Transaction may be a transaction that is also a Change in Control. 2.13. “Director” means a member of the Board. 2.14. “Disability” means, with respect to a Participant, a permanent and total disability as defined in Section 22(e)(3) of the Code. A determination of Disability may be made by a physician selected or approved by the Committee and, in this respect, the Participant shall submit to any reasonable examination(s) required by such physician upon request. Notwithstanding the foregoing provisions of this Section 2.14, in the event any Award is considered to be “deferred compensation” as that term is defined under Section 409A and the terms of the Award are such that the definition of “disability” is required to comply with the requirements of Section 409A then, in lieu of the foregoing definition, the definition of “Disability” for purposes of such Award shall mean, with respect to a Participant, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months. 2.15. “Division” means any of the operating units or divisions of the Company designated as a Division by the Committee. 2.16. “Dividend Equivalent Right” means a right to receive cash or Shares based on the value of dividends that are paid with respect to Shares. 2.17. “Effective Date” means the date of the Plan's approval by the Company's stockholders. 2.18. “Eligible Individual” means any Employee, Director or Consultant. 2.19. “Employee” means any individual performing services for the Company or a Subsidiary and designated as an employee of the Company or the Subsidiary on its payroll records. An Employee shall not include any individual during any period he or she is classified or treated

5 by the Company or Subsidiary as an independent contractor, a consultant or an employee of an employment, consulting or temporary agency or any other entity other than the Company or Subsidiary, without regard to whether such individual is subsequently determined to have been, or is subsequently retroactively reclassified, as a common-law employee of the Company or Subsidiary during such period. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or any Subsidiary, or between the Company and any Subsidiaries. 2.20. “Exchange Act” means the Securities Exchange Act of 1934, as amended. 2.21. “Fair Market Value” on any date means: (a) If the Shares are listed for trading on a national securities exchange, the closing price at the close of the primary trading session of the Shares on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as officially quoted in the consolidated tape of transactions on such exchange or such other source as the Committee deems reliable for the applicable date, or if there has been no such closing price of the Shares on such date, on the next preceding date on which there was such a closing price; or (b) If the Shares are not listed for trading on a national securities exchange, the fair market value of the Shares as determined in good faith by the Committee, and, if applicable, in accordance with Sections 409A and 422 of the Code. 2.22. “Incentive Stock Option” means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee as an Incentive Stock Option. 2.23. “Non-Employee Director” means a Director of the Board who is not an Employee of the Company. 2.24. “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option. 2.25. “Option” means a Nonqualified Stock Option or an Incentive Stock Option. 2.26. “Option Price” means the price at which a Share may be purchased pursuant to an Option. 2.27. “Parent” means any corporation which is a “parent corporation” (within the meaning of Section 424(e) of the Code) with respect to the Company. 2.28. “Participant” means an Eligible Individual to whom an Award has been granted under the Plan. 2.29. “Performance Awards” means Performance Share Awards, Performance Unit Awards or any other Awards designated as Performance Awards under Section 9 herein.

6 2.30. “Performance Cycle” means the time period specified by the Committee during which the performance of the Company, a Subsidiary or a Division will be measured. 2.31. “Performance Objectives” mean one or more performance factors or criteria which may be established by the Committee with respect to an Award. Performance Objectives may be based on such corporate, business unit, Subsidiary, Division, individual and/or other performance factors or criteria, whether objective or subjective, as the Committee in its discretion may deem appropriate. Performance Objectives may be absolute or relative (for instance, to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. 2.32. “Performance Share Units” means Performance Share Units granted to an Eligible Individual under Section 9. 2.33. “Performance Units” means Performance Units granted to an Eligible Individual under Section 9. 2.34. “Person” (as a defined term) shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) of the Exchange Act. 2.35. “Plan” means this JELD-WEN Holding, Inc. 2026 Omnibus Equity Plan, as amended and/or restated from time to time. 2.36. “Plan Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board pursuant to Section 15 hereof. 2.37. “Prior Plan” means the JELD-WEN Holding, Inc. 2017 Omnibus Equity Plan (As Amended and Restated Effective April 24, 2025), and as it may be further amended and/or restated. 2.38. “Restricted Stock” means Shares issued or transferred to an Eligible Individual pursuant to Section 8.1. 2.39. “Restricted Stock Units” means rights granted to an Eligible Individual under Section 8.2 representing a number of hypothetical Shares. 2.40. “Section 409A” means Section 409A of the Code, and all regulations, guidance, and other interpretative authority issued thereunder. 2.41. “Securities Act” means the Securities Act of 1933, as amended. 2.42. “Share Award” means an Award of Shares granted pursuant to Section 10. 2.43. “Shares” means the common stock, par value $0.01 per share, of the Company and any other securities into which such shares are changed or for which such shares are exchanged, or any successor securities thereto. 2.44. “Stock Appreciation Right” or “SAR” means a right to receive all or some portion of the increase, if any, in the value of the Shares as provided in Section 6 herein.

7 2.45. “Subsidiary” means (a) except as provided in subsection (b) below, any corporation which is a subsidiary corporation within the meaning of Section 424(f) of the Code with respect to the Company and (b) in relation to the eligibility to receive Awards other than Incentive Stock Options and continued employment or the provision of services for purposes of Awards (unless the Committee determines otherwise), any entity, whether or not incorporated, in which the Company directly or indirectly owns at least twenty-five percent (25%) of the outstanding equity or other ownership interests. 2.46. “Ten-Percent Shareholder” means an Employee who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Parent or a Subsidiary. 2.47. “Termination”, “Terminated” or “Terminates” shall mean (a) with respect to a Participant who is an Employee, the date such Participant ceases to be employed by the Company and its Subsidiaries, (b) with respect to a Participant who is a Consultant, the date such Participant ceases to provide services to the Company and its Subsidiaries or (c) with respect to a Participant who is a Director, the date such Participant ceases to be a Director, in each case, for any reason whatsoever (including but not limited to by reason of death, Disability or adjudicated incompetency). Unless otherwise set forth in an Award Agreement, (i) if a Participant is both an Employee and a Director and terminates as an Employee but remains as a Director, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Director and (ii) if a Participant who is an Employee or a Director ceases to provide services in such capacity and becomes a Consultant, the Participant will be deemed to have continued in employment without interruption and shall be deemed to have Terminated upon ceasing to be a Consultant. 3. Administration. 3.1. Committee. The Plan shall be administered by a Committee appointed by the Board. The Committee shall consist of at least two (2) Directors of the Board and may consist of the entire Board; provided, however, that if the Committee consists of less than the entire Board, then, with respect to any Award granted to an Eligible Individual who is subject to Section 16 of the Exchange Act, the Committee shall consist only of “non-employee directors” as defined under Rule 16b-3 of the Exchange Act. For purposes of the preceding sentence, if one or more members of the Committee is not a “non-employee director” as defined under Rule 16b-3 but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting. The acts of a majority of the total membership of the Committee at any meeting, or the acts approved in writing by all of its members, shall be the acts of the Committee. All decisions and determinations by the Committee in the exercise of its powers hereunder shall be final, binding and conclusive upon the Company, its Subsidiaries and Affiliates, the Participants and all other persons claiming any interest therein.

8 3.2. Board Reservation and Delegation. (a) The Board may, in its discretion, reserve to itself or exercise any or all of the authority and responsibility of the Committee hereunder. To the extent the Board has reserved to itself or exercises any or all of the authority and responsibility of the Committee, the Board shall be deemed to be acting as the Committee for purposes of the Plan and references to the Committee in the Plan shall include the Board. (b) Notwithstanding the other provisions of Section 3, the Board may delegate to one or more officers of the Company the authority, within specified parameters, to grant Awards to Eligible Individuals, and to make any or all of the determinations reserved for the Committee in the Plan and summarized in Section 3.3 with respect to such Awards (subject to any restrictions imposed by Applicable Law and such terms and conditions as may be established by the Board); provided, however, that, if and to the extent required by Section 16 of the Exchange Act, the Participant, at the time of said grant or other determination, is not deemed to be an officer or director of the Company within the meaning of Section 16 of the Exchange Act. To the extent that the Board has delegated authority to grant Awards pursuant to this Section 3.2(b) to an officer(s), references to the “Committee” shall include references to such officer(s), subject, however, to the requirements of the Plan, Rule 16b-3 and other Applicable Law. 3.3. Committee Powers. Subject to the terms and conditions of the Plan, the Committee shall have all of the powers necessary to enable it to carry out its duties under the Plan, including, without limitation, the power from time to time to: (a) Determine those Eligible Individuals to whom Awards shall be granted under the Plan and determine the number or value of Shares (or other consideration) in respect of which each Award is granted, prescribe the terms and conditions (which need not be identical) of each such Award, including but not limited to, in the case of Options, the Option Price per Share and the duration of the Option and in the case of Stock Appreciation Rights, the Base Price per Share and the duration of the Stock Appreciation Right, accelerate the vesting or lapsing of restrictions of any Award in the event of death or Disability or in the event of a Change in Control or Corporate Transaction as otherwise provided in the Plan or an Award Agreement and make any amendment or modification to any Award Agreement consistent with the terms of the Plan; (b) Construe and interpret the Plan, Award Agreements and the Awards granted hereunder, establish, amend and revoke rules, regulations and guidelines as it deems are necessary or appropriate for the administration of the Plan, including, but not limited to, correcting any defect, supplying any omission or reconciling any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it shall deem necessary or advisable, including so that the Plan and the operation of the Plan comply with Rule 16b- 3 under the Exchange Act, the Code to the extent applicable and other Applicable Law, and otherwise make the Plan fully effective; (c) Permit a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of

9 the lapse or waiver of restrictions with respect to Restricted Stock Units and Performance Awards, or the satisfaction of any requirements or objectives with respect to such Awards; provided that if any such deferral election is permitted or required, the Committee shall, in its discretion, establish rules and procedures for such payment deferrals, which rules and procedures shall comply with Section 409A; and provided further that the deferral of Option and Stock Appreciation Right gains is prohibited; (d) Determine the duration and purposes for leaves of absence which may be granted to a Participant on an individual basis without constituting a Termination for purposes of the Plan; (e) Cancel, with the consent of the Participant, outstanding Awards or as otherwise permitted under the terms of the Plan (including but not limited to the restrictions stated in Section 3.7 herein); (f) Exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and (g) Generally exercise such powers and perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan. 3.4. Non-Uniform Determinations. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non- uniform and selective determinations, and to enter into non-uniform and selective Award Agreements, as to the Eligible Individuals to receive Awards under the Plan and the terms and provision of Awards under the Plan. The Company has no obligation to notify a Participant of the expiration or pending expiration of an Award. 3.5. Non-U.S. Employees. Notwithstanding anything herein to the contrary, with respect to Participants working outside the United States, the Committee may establish subplans, determine the terms and conditions of Awards, and make such adjustments to the terms thereof as are necessary or advisable to fulfill the purposes of the Plan taking into account matters of local law or practice, including tax and securities laws of jurisdictions outside the United States. 3.6. Indemnification. No member of the Board or the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan, an Award or any action hereunder. The Company hereby agrees to indemnify each member of the Committee and the Board for all costs and expenses and, to the extent permitted by Applicable Law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering the Plan or in authorizing or denying authorization to any transaction hereunder. 3.7. No Repricing of Options or Stock Appreciation Rights. The Committee shall have no authority to (i) make any adjustment (other than in connection with an Adjustment Event, a

10 Corporate Transaction, a Change in Control or other similar transaction where an adjustment is permitted or required under the terms of the Plan) or amendment, and no such adjustment or amendment shall be made, that reduces or would have the effect of reducing the Option Price of an Option or Base Price of a Stock Appreciation Right previously granted under the Plan, whether through amendment, cancellation or replacement grants or other means, (ii) cancel for cash, equity awards, Shares or other consideration any Option whose Option Price is greater than the then Fair Market Value of a Share or Stock Appreciation Right whose Base Price is greater than the then Fair Market Value of a Share; or (iii) take other action with respect to Options or Stock Appreciation Rights that would be treated as a repricing under the rules of the principal stock exchange rules on which the Shares are listed unless, in each such case, the Company's stockholders shall have approved such adjustment, amendment or cancellation. 3.8. Effect of Certain Events. The Committee may adjust or modify Performance Objectives or other performance factors or criteria or other terms or conditions of Awards due to extraordinary items, transactions, events or developments, or in recognition of, or in anticipation of, any other unusual or infrequent events affecting the Company or the financial statements of the Company, or in response to, or in anticipation of, changes in Applicable Law, accounting principles or business conditions, in each case as determined by the Committee. By way of example but not limitation, the Committee may provide with respect to any Award that any evaluation of performance shall exclude or otherwise adjust for any specified circumstance or event that occurs during a performance period, including circumstances or events such as the following: (i) the gain, loss, income or expense resulting from changes in accounting principles or tax laws that become effective during the Performance Cycle; (ii) the gain, loss, income or expense reported publicly by the Company with respect to the Performance Cycle that are extraordinary or unusual in nature or infrequent in occurrence; (iii) the gains or losses resulting from and the direct expenses incurred in connection with, the disposition of a business, or the sale of investments or non-core assets; (iv) the gain or loss from all or certain claims and/or litigation and all or certain insurance recoveries relating to claims or litigation; (v) the impact of investments or acquisitions made during the year or, to the extent provided by the Committee, any prior year; (vi) unbudgeted currency/foreign exchange impacts; (vii) asset impairments; (viii) large severance/restructuring costs; (ix) pension settlements; (x) extraordinary nonrecurring items as described in then-current accounting principles; (xi) extraordinary nonrecurring items as described in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q; (xii) a change in the Company’s fiscal year; and/or (xiii) any other specific unusual or infrequent events. The events may relate to the Company as a whole or to any part of the Company's business or operations, as determined by the Committee. Any adjustments based on the effect of certain events are to be determined in accordance with generally accepted accounting principles and standards, unless another objective method of measurement is designated by the Committee. 4. Stock Subject to the Plan: Grant Limitations; Minimum Vesting. 4.1. Aggregate Number of Shares Authorized for Issuance. Subject to any adjustment as provided in the Plan, the maximum number of Shares that may be issued pursuant to Awards granted under the Plan shall not exceed 3,000,000 Shares, all of which may be granted pursuant to Incentive Stock Options. The Shares to be issued under the Plan may be, in whole or in part, authorized but unissued Shares or issued Shares which shall have been reacquired by the Company

11 and held by it as treasury shares. The Company hereby reserves sufficient authorized Shares to meet the grant of Awards hereunder. If the Plan is approved by the Company’s stockholders, no further awards shall be granted under the Prior Plan on or after the Effective Date, although Prior Plan awards that are outstanding as of such date shall continue in accordance with their terms. 4.2. Individual Participant Limits. The aggregate number of Shares that may be issued pursuant to Awards granted under the Plan in any calendar year may not exceed 2,000,000 Shares in the case of an Eligible Individual who is an Employee or Consultant (subject to adjustment as provided in the Plan). With respect to Non-Employee Directors, in any calendar year, the maximum number of Shares subject to Awards granted during any such calendar year to any such Non-Employee Director, taken together with the amount of any cash fees paid and cash- denominated Awards granted during such calendar year to such Non-Employee Director in respect of service as a member of the Board, shall not exceed $900,000 in total value (calculating the value of any such Awards settled in Shares based on the Fair Market Value per Share on the grant date of such an Award, and subject to adjustment as provided in the Plan). 4.3. Calculating Shares Available. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. The following provisions shall apply with respect to the share limitations of Section 4.1: (a) For purposes of determining the number of Shares to be counted against the maximum share limit set forth in Section 4.1, each Share subject to an Award shall be counted against the limit as one (1) share. (b) To the extent that an Award is canceled, terminates, expires, is forfeited or lapses for any reason, any such unissued or forfeited shares subject to the Award will again be available for issuance pursuant to Awards granted under the Plan. (c) Awards settled in cash shall not be counted against the share limitations stated in Section 4.1 herein. (d) Dividends, including dividends paid in shares, or dividend equivalents paid in cash in connection with outstanding Awards, will not be counted towards the share limitations in Section 4.1. (e) To the extent that the full number of Shares subject to an Award other than an Option or Stock Appreciation Right is not issued for any reason (and except as otherwise provided in Section 4.3(f) herein), including by reason of failure to achieve maximum performance factors or criteria, only the number of Shares issued and delivered shall be considered for purposes of determining the number of Shares remaining available for issuance pursuant to Awards granted under the Plan. (f) Notwithstanding the foregoing provisions of Section 4.3, the following Shares may not again be made available for issuance as Awards under the Plan: (i) Shares withheld from an Award or delivered by a Participant to satisfy tax withholding requirements for an Award; (ii) Shares not issued or delivered as a result of the net settlement of an outstanding Award; (iii) Shares withheld or delivered to pay the Option

12 Price of an Option or to satisfy the Base Price of a Stock Appreciation Right; and (iv) Shares repurchased on the open market with the proceeds of the Option Price of an Option. (g) Further, (i) Shares issued under the Plan through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving the Company acquiring another entity shall not reduce the maximum number of Shares available for delivery under the Plan, and (ii) available Shares under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and will not reduce the maximum number of Shares available under the Plan, subject, in the case of both (i) and (ii) herein, to applicable stock exchange listing requirements. 4.4. Vesting. The Committee shall determine and set forth in the applicable Award Agreement the time or times at which, and/or the conditions required for, an Award to vest, be earned, become exercisable and/or have restrictions lapse. Notwithstanding the provisions of Section 3.3, Awards granted to a Participant under the Plan shall be subject to a minimum vesting (or earning) (collectively, “vesting”) period of one year (with no installment vesting during such first year); provided, however, that (i) the Committee may provide for the acceleration of vesting and/or exercisability of any Award in its discretion (A) in cases of death or Disability or (B) to the extent provided under the Plan or an Award Agreement in the event of a Change in Control or a Corporate Transaction; (ii) the Committee may provide for the grant of an Award to any Participant without a minimum vesting period or with a shorter minimum vesting period, but only with respect to Awards for no more than an aggregate of five percent (5%) of the total number of Shares authorized for issuance under the Plan pursuant to Section 4.1 herein, upon such terms and conditions as the Committee shall determine; and (iii) the Committee also may provide for the grant of Awards to Participants that have different vesting terms in the case of Awards that are substituted for other equity awards in connection with mergers, consolidations or other similar transactions or Awards that are granted in exchange for foregone cash compensation. In the Committee’s discretion, Awards may be subject to a minimum vesting period of more than one year. 5. Stock Options. 5.1. Authority of Committee. The Committee may grant Options to Eligible Individuals in accordance with the Plan, the terms and conditions of the grant of which shall be set forth in an Award Agreement. Incentive Stock Options may be granted only to Eligible Individuals who are Employees of the Company or any of its Subsidiaries on the date the Incentive Stock Option is granted. Options shall be subject to the following terms and provisions: 5.2. Option Price. The Option Price or the manner in which the exercise price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Award Agreement; provided, however, that the exercise price per Share under each Option shall not be less than the greater of (i) the par value of a Share and (ii) 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder). Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed options of an acquired entity with an Option

13 Price not equal to one hundred percent (100%) of the Fair Market Value per Share on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Section 409A and/or Section 424(a) of the Code. 5.3. Maximum Duration; Post-Termination Exercise. Options granted hereunder shall be for such term as the Committee shall determine; provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Shareholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted. The Committee shall determine the extent, if any, to which a Participant may have the right to exercise an Option following termination of the Participant’s employment or service with the Company, a Subsidiary or an Affiliate; provided, however, that (i) unless the Committee provides otherwise, an Option may, upon the death or Disability of the Participant prior to the expiration of the Option, be exercised for up to one (1) year following the date of the Participant's death or Disability (but in no event beyond the date on which the Option otherwise would expire by its terms), and (ii) if, at the time an Option (other than an Incentive Stock Option) would otherwise expire at the end of its term, the exercise of the Option is prohibited by Applicable Law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies (subject to any Code Section 409A considerations). The Committee may, subsequent to the granting of any Option (and subject to any Section 409A considerations), extend the period within which the Option may be exercised (including following a Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Option could have been exercised and the 10th anniversary of the date of grant of the Option, except as otherwise provided herein in this Section 5.3. 5.4. Vesting. Subject to Plan terms, to the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. 5.5. Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and “incentive stock options” (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.5) are exercisable by a Participant for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple Option grants, unless otherwise required by Applicable Law, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options. 5.6. Method of Exercise. The exercise of an Option shall be made only by giving notice in the form and to the person designated by the Company, specifying the number of Shares to be exercised and, to the extent applicable, accompanied by payment therefor and otherwise in accordance with the Award Agreement pursuant to which the Option was granted. The Option Price for any Shares purchased pursuant to the exercise of an Option shall be paid in any of, or any combination of, the following forms: (a) cash or its equivalent (e.g., a check) or (b) if permitted

14 by the Committee, the transfer, either actually or by attestation, to the Company of Shares that have been held by the Participant for such time period, if any, as may be determined by the Committee prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee or (c) in the form of other property as determined by the Committee. In addition, the Committee may provide for (i) the payment of the Option Price through Share withholding as a result of which the number of Shares issued upon exercise of an Option would be reduced by a number of Shares having a Fair Market Value equal to the Option Price and (ii) an Option may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures that are, from time to time, deemed acceptable by the Committee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded down to the nearest number of whole Shares. 5.7. Rights of Participants. No Participant shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised with respect to such Shares pursuant to the terms of the applicable Award Agreement, (ii) the Company shall have issued and delivered Shares (whether or not certificated) to the Participant, a securities broker acting on behalf of the Participant or such other nominee of the Participant and (iii) the Participant's name, or the name of his or her broker or other nominee, shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Participant shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Award Agreement. 5.8. Effect of Change in Control. Any specific terms applicable to an Option in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement. 6. Stock Appreciation Rights 6.1. Grant. The Committee may grant Stock Appreciation Rights to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option or (ii) if related to an Option, either at the time of grant or, with respect to Nonqualified Stock Options, at any time thereafter during the term of the Option. Awards of Stock Appreciation Rights shall be subject to the following terms and provisions. 6.2. Terms; Duration; Post-Termination Exercise. Stock Appreciation Rights shall contain such terms and conditions as to exercisability, vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. The Committee shall determine the extent, if any, to which a Participant may have the right to exercise a Stock Appreciation Right following termination of the Participant’s employment or service with the Company, a Subsidiary or an Affiliate; provided, however, that (i) unless the Committee provides otherwise, a Stock Appreciation Right may, upon the death or Disability of the Participant prior to the expiration of the Award, be exercised for up to one (1) year following the date of the Participant's death or Disability (but in no event beyond the date on which the Stock Appreciation Right otherwise would expire by its terms) and (ii) if, at the time a Stock Appreciation Right would otherwise expire at the end of its term, the exercise of the Stock Appreciation Right is prohibited

15 by Applicable Law or the Company's insider trading policy, the term shall be extended until thirty (30) days after the prohibition no longer applies (subject to any Code Section 409A considerations). The Committee may, subsequent to the granting of any Stock Appreciation Right (and subject to any Section 409A considerations), extend the period within which the Stock Appreciation Right may be exercised (including following a Termination), but in no event shall the period be extended to a date that is later than the earlier of the latest date on which the Stock Appreciation Right could have been exercised and the 10th anniversary of the date of grant of the Stock Appreciation Right, except as otherwise provided herein in this Section 6.2. 6.3. Vesting. Subject to the terms of the Plan and an Award Agreement, to the extent not exercised, vested installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Stock Appreciation Right expires. 6.4. Amount Payable; Base Price. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive an amount determined by multiplying (i) the excess of the Fair Market Value of a Share on the last business day preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted (the “Base Price”) by (ii) the number of Shares as to which the Stock Appreciation Right is being exercised (the “SAR Payment Amount”). Notwithstanding the foregoing, the Committee may, subject to any Section 409A considerations, limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Award Agreement evidencing the Stock Appreciation Right at the time it is granted. For clarity, the Base Price of a Stock Appreciation Right shall be no less than one hundred percent (100%) of the Fair Market Value of a Share on the grant date of the Stock Appreciation Right. Notwithstanding the foregoing, the Committee may in its discretion authorize the grant of substitute or assumed Stock Appreciation Rights of an acquired entity with a Base Price per share not equal to at least one hundred percent (100%) of the Fair Market Value per Share on the date of grant, if the terms of such substitution or assumption otherwise comply, to the extent deemed applicable, with Section 409A and/or Section 424(a) of the Code. 6.5. Method of Exercise. Stock Appreciation Rights shall be exercised by a Participant by giving notice in the form and to the person designated by the Company, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised and complying with such other terms and conditions as may be determined by the Committee. 6.6. Form of Payment. Payment of the SAR Payment Amount may be made in the discretion of the Committee solely in whole Shares having an aggregate Fair Market Value equal to the SAR Payment Amount, solely in cash or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment shall be rounded down to the nearest whole Share. 6.7. Effect of Change in Control. Any specific terms applicable to a Stock Appreciation Right in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement.

16 7. Dividends and Dividend Equivalent Rights The Committee may, in its sole discretion, provide that Awards other than Options and Stock Appreciation Rights earn dividends or Dividend Equivalent Rights, provided, however, that dividends and Dividend Equivalent Rights (whether paid in cash or Shares), if any, on unearned or unvested Awards shall not be paid (even if accrued) unless and until the underlying Award (or relevant portion thereof) has vested and/or been earned and such dividends and Dividend Equivalent Rights shall be forfeited to the extent that the underlying Award is forfeited. Any crediting of dividends or Dividend Equivalent Rights may be subject to such additional restrictions and conditions as the Committee may establish, including reinvestment in additional Shares or share equivalents. Notwithstanding the other provisions herein, any dividends or Dividend Equivalent Rights related to an Award shall be structured in a manner so as to avoid causing the Award and related Dividend Equivalent Rights to be subject to Section 409A or shall otherwise be structured so that the Award and dividends or Dividend Equivalent Rights are in compliance with Section 409A. 8. Restricted Stock and Restricted Stock Units 8.1. Restricted Stock. The Committee may grant Awards of Restricted Stock to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. Each Award Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Award Agreements may require that an appropriate legend be placed on Share certificates. With respect to Shares in a book entry account in a Participant's name, the Committee may cause appropriate stop transfer instructions to be delivered to the account custodian, administrator or the Company's corporate secretary as determined by the Committee in its sole discretion. Awards of Restricted Stock shall be subject to the following terms and provisions: (a) Rights of Participant. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Participant as soon as reasonably practicable after the Award is granted (and in a manner intended to be compliant with or exempt from Section 409A), provided that the Participant has executed an Award Agreement evidencing the Award (which, in the case of an electronically distributed Award Agreement, shall be deemed to have been executed by an acknowledgement of receipt or in such other manner as the Committee may prescribe) and any other documents which the Committee may require as a condition to the issuance of such Shares. At the discretion of the Committee, Shares issued in connection with an Award of Restricted Stock may be held in escrow by an agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Award Agreement, upon the issuance of the Shares, the Participant shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and, subject to and in accordance with the vesting and forfeiture provisions contained in Section 7, the provisions of Section 8.1(d) herein and the terms of any Award Agreement, to receive dividends or other distributions paid or made with respect to the Shares. (b) Terms and Conditions. Each Award Agreement shall specify the number of Shares of Restricted Stock to which it relates, the conditions which must be satisfied in

17 order for the restrictions on transferability set forth in this Section 8.1(b) to lapse, and the circumstances under which the Award will be forfeited. During such vesting period as may be set by the Committee in the Award Agreement, the Participant shall not be permitted to sell, transfer, pledge, hypothecate or assign Shares of Restricted Stock awarded under the Plan except for transfers for no consideration by will or the laws of descent and distribution. The Committee may also impose such other restrictions and conditions, including the attainment of Performance Objectives or other corporate, individual or other performance goals, on Restricted Stock as it determines in its sole discretion. Any attempt to dispose of any Restricted Stock in contravention of any such restrictions shall be null and void and without effect. (c) Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate or evidence of book entry Shares to be delivered to the Participant with respect to such Shares of Restricted Stock, free of all restrictions hereunder. (d) Treatment of Dividends. The payment to the Participant of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Participant until such time and shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock with respect to which such dividends are payable. The Committee shall determine whether such dividends are to be reinvested in Shares (which shall be held as additional Shares of Restricted Stock) or held in cash. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares. (e) Effect of Change in Control. Any specific terms applicable to Restricted Stock in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement. 8.2. Restricted Stock Unit Awards. The Committee may grant Awards of Restricted Stock Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. (a) Terms and Conditions. Each Award Agreement related to a Restricted Stock Unit Award shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine. For clarity, the Committee may if it so determines also impose such other restrictions and conditions, including the attainment of Performance Objectives or other corporate, individual or other performance goals, on Restricted Stock Unit Awards. (b) Payment of Awards. Each Restricted Stock Unit shall represent the right of the Participant to receive one Share, together, unless the Committee determines otherwise (and subject to the provisions of Section 7 herein), with such dividends as may have

18 accrued with respect to such Share from the time of the grant of the Award until the time of vesting, upon vesting of the Restricted Stock Unit or on any later date specified by the Committee, subject to a Participant’s deferral election, if any, and any applicable Section 409A considerations; provided, however, that the Committee may provide for the settlement of Restricted Stock Units in cash equal to the Fair Market Value of the Shares that would otherwise be delivered to the Participant (determined as of the date of the Shares would have been delivered), or a combination of cash and Shares. The Committee may, at the time a Restricted Stock Unit is granted, provide a limitation on the amount payable in respect of each Restricted Stock Unit. (c) Effect of Change in Control. Any specific terms applicable to Restricted Stock Units in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement. 9. Performance Awards 9.1. Performance Share Units. The Committee may grant Performance Share Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Performance Share Unit means an Award granted under Section 9, in an amount determined by the Committee and specified in an Award Agreement, stated with reference to a specified number of Shares, that entitles the holder to receive Shares, a cash payment or a combination of Shares and cash (as determined by the Committee), subject to the terms of the Plan and the terms and conditions established by the Committee. For clarity, Performance Share Units shall be denominated in Shares and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting and other conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle), represent the right to receive payment as provided in Sections 9.1(a) and (b) of the Fair Market Value of a Share on the date the Performance Share Unit becomes vested or any other date specified by the Committee, subject to a Participant’s deferral election, if any (and further subject to any Section 409A considerations). The Committee may specify a maximum amount payable in respect of a vested Performance Share Unit. (a) Terms and Conditions: Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Share Units to which the Award relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Share Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited. (b) Payment of Awards. Subject to Section 9.1(c), payment to Participants in respect of vested Performance Share Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested, provided that payment shall be made in a manner intended to be compliant with or exempt from Section 409A. Such payments may be made entirely in Shares valued at their Fair Market Value,

19 entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine. (c) Determination of Performance. In respect of a Performance Share Unit, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9. The Committee may exercise such discretion in a non-uniform manner among Participants. (d) Effect of Change in Control. Any specific terms applicable to a Performance Share Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement. 9.2. Performance Units. The Committee may grant Awards of Performance Units to Eligible Individuals in accordance with the Plan, the terms and conditions of which shall be set forth in an Award Agreement. A Performance Unit means an Award granted under Section 9, in an amount (which may be denominated in a cash amount) determined by the Committee and specified in an Award Agreement, that entitles the holder to receive Shares, a cash payment or a combination of Shares and cash (as determined by the Committee), subject to the terms of the Plan and the terms and conditions established by the Committee, and contingent upon the attainment of specified Performance Objectives within the Performance Cycle and such other vesting and other conditions as may be determined by the Committee (including without limitation, a continued employment requirement following the end of the applicable Performance Cycle). Performance Units represent the right to receive payment as provided in Sections 9.2(a) and (b) of the Fair Market Value of a Share on the date the Performance Unit becomes vested or any other date specified by the Committee, subject to a Participant’s deferral election, if any (and further subject to any Section 409A considerations). The Committee may specify a maximum amount payable in respect of a vested Performance Unit. (a) Terms and Conditions: Vesting and Forfeiture. Each Award Agreement shall specify the number of Performance Units to which the Award relates, the Performance Objectives and other conditions which must be satisfied in order for the Performance Unit Award to vest and the Performance Cycle within which such Performance Objectives must be satisfied and the circumstances under which the Award will be forfeited. (b) Payment of Awards. Subject to Section 9.2(c), payment to Participants in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates or at such other time or times as the Committee may determine that the Award has become vested, provided that payment shall be made in a manner intended to be compliant with or exempt from Section 409A. Such payments may be made entirely in Shares valued at their Fair Market Value, entirely in cash or in such combination of Shares and cash as the Committee in its discretion shall determine.

20 (c) Determination of Performance. In respect of a Performance Unit Award, the Committee may, in its sole discretion, (i) reduce the amount of cash paid or number of Shares to be issued or that have been issued and that become vested or on which restrictions lapse, and/or (ii) establish rules and procedures that have the effect of limiting the amount payable to any Participant to an amount that is less than the amount that otherwise would be payable under an Award granted under this Section 9. The Committee may exercise such discretion in a non-uniform manner among Participants. (d) Effect of Change in Control. Any specific terms applicable to a Performance Unit Award in the event of a Change in Control and not otherwise provided in the Plan shall be set forth in the applicable Award Agreement, employment agreement or similar agreement, plan or arrangement. 10. Share Awards The Committee may grant a Share Award to any Eligible Individual on such terms and conditions as the Committee may determine in its sole discretion (including but not limited to the provisions of Section 4.4). Share Awards may be made as additional compensation for services rendered by the Eligible Individual or may be in lieu of cash or other compensation to which the Eligible Individual is entitled from the Company. Any dividend payable in respect of a Share Award shall be subject to vesting, restrictions and risk of forfeiture to the same extent as the Share Award with respect to which such dividends are payable. 11. Effect of Termination of Employment: Transferability 11.1. Termination. The Award Agreement evidencing the grant of each Award shall set forth the terms and conditions applicable to such Award upon Termination, which shall be as the Committee may, in its discretion, determine at the time the Award is granted or at any time thereafter. Except as may otherwise be provided in the Plan, an Award Agreement or determined by the Committee, all rights of a Participant with respect to an Award shall terminate upon the termination of the Participant’s employment or service. 11.2. Transferability of Awards and Shares. (a) Non-Transferability of Awards. Incentive Stock Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession or, in the Committee’s discretion, such transfers for no consideration as may otherwise be permitted in accordance with Treasury Regulation Section 1.421-1(b)(2) or Treasury Regulation Section 1.421- 2(c). Awards other than Incentive Stock Options shall not be transferable (including by sale, assignment, pledge or hypothecation) other than transfers for no consideration by will or the laws of intestate succession, except for transfers for no consideration if and to the extent permitted by the Committee in a manner consistent with the registration provisions of the Securities Act. Except as may be permitted by the preceding, an Option or Stock Appreciation Right shall be exercisable during the Participant’s lifetime only by him or her or by his or her guardian or legal representative. The designation of a beneficiary in accordance with the Plan does not constitute a transfer.

21 (b) Restrictions on Shares and Other Benefits. The Committee may impose such restrictions on any Shares acquired by or other benefits provided to a Participant under the Plan as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, restrictions under the requirements of any stock exchange or market upon which such Shares are then listed or traded and restrictions under any blue sky or state securities laws applicable to such Shares. (c) Transfers By Will or by Laws of Descent or Distribution. Any Award may be transferred for no consideration by will or by the laws of descent or distribution; provided, however, that (i) any transferred Award will be subject to all of the same terms and conditions as provided in the Plan and the applicable Award Agreement; and (ii) the Participant's estate or beneficiary appointed in accordance with this Section 11.2(c) will remain liable for any withholding tax that may be imposed by any federal, state or local tax authority. (d) Beneficiary Designation. To the extent permitted by Applicable Law, the Company may from time to time permit each Participant to name one or more individuals (each, a “Beneficiary”) to whom any benefit under the Plan is to be paid or who may exercise any rights of the Participant under any Award granted under the Plan in the event of the Participant's death before he or she receives any or all of such benefit or exercises such Award. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation or if any such designation is not effective under Applicable Law as determined by the Committee, benefits under Awards remaining unpaid at the Participant's death and rights to be exercised following the Participant's death shall be paid to or exercised by the Participant's estate. 12. Adjustment upon Changes in Capitalization. 12.1. In the event that (a) the outstanding Shares are changed into or exchanged for a different number or kind of Shares or other stock or securities or other equity interests of the Company or another corporation or entity, whether through merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, substitution or other similar corporate event or transaction or (b) there is an extraordinary dividend or distribution by the Company in respect of its Shares or other capital stock or securities convertible into capital stock in cash, securities or other property (any event described in (a) or (b), an “Adjustment Event”), the Committee shall determine the appropriate adjustments to (i) the maximum number and kind of Shares of stock or other securities or other equity interests as to which Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities that may be issued upon exercise of Incentive Stock Options, (iii) the number and kind of Shares or other securities covered by any or all outstanding Awards that have been granted under the Plan, (iv) the Option Price of outstanding Options and the Base Price of outstanding Stock Appreciation Rights, and (v) the Performance Objectives applicable to outstanding Performance Awards (or other Awards, if applicable).

22 12.2. To the extent practicable, any such adjustment in the Shares or other stock or securities (a) subject to outstanding Incentive Stock Options (including any adjustments in the exercise price) shall be made in a manner intended not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code and (b) with respect to any Award that is not subject to Section 409A, in a manner intended not to subject the Award to Section 409A and, with respect to any Award that is subject to Section 409A, in a manner intended to comply with Section 409A. 12.3. If, by reason of an Adjustment Event, pursuant to an Award, a Participant shall be entitled to, or shall be entitled to exercise an Award with respect to, new, additional or different shares of stock or securities of the Company or any other corporation, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award prior to such Adjustment Event, as may be adjusted in connection with such Adjustment Event in accordance with this Section 12. 13. Effect of Corporate Transaction 13.1. Except as otherwise provided in the applicable Award Agreement, in connection with a Corporate Transaction, either: (a) Outstanding Awards shall, unless otherwise provided in connection with the Corporate Transaction, continue following the Corporate Transaction and shall be adjusted if and as provided for in the agreement or plan (in the case of a liquidation or dissolution) entered into or adopted in connection with the Corporate Transaction (the “Transaction Agreement”) or as may be determined by the Committee, which may include, in the sole discretion of the Committee or the parties to the Corporate Transaction, the assumption or continuation of such Awards by, or the substitution for such Awards of new awards of, the surviving, successor or resulting entity, or a parent or subsidiary thereof, with such adjustments as to the number and kind of shares or other securities or property subject to such new awards, exercise prices, vesting and other terms of such new awards as the Committee or the parties to the Corporate Transaction shall agree, or (b) Outstanding Awards shall terminate upon the consummation of the Corporate Transaction; provided, however, that vested Awards shall not be terminated without: (i) In the case of vested Options and Stock Appreciation Rights (including those Options and Stock Appreciation Rights that would become vested upon the consummation of the Corporate Transaction), (1) providing the holders of affected Options and Stock Appreciation Rights a period of at least fifteen (15) calendar days prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights, or (2) providing the holders of affected Options and Stock Appreciation Rights payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Option or Stock Appreciation Rights being cancelled an amount equal to the excess, if any, of the per Share price to be paid or

23 distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the Option Price of the Option or the Base Price of the Stock Appreciation Rights, or (ii) In the case of vested Awards other than Options or Stock Appreciation Rights (including those Awards that would become vested upon the consummation of the Corporate Transaction), providing the holders of affected Awards payment (in cash or other consideration upon or immediately following the consummation of the Corporate Transaction, or, to the extent permitted by Section 409A, on a deferred basis) in respect of each Share covered by the Award being cancelled of the per Share price to be paid or distributed to stockholders in the Corporate Transaction, in each case with the value of any non-cash consideration to be determined by the Committee in good faith. (c) For the avoidance of doubt, if the amount determined pursuant to clause (b)(i)(2) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor. 13.2. Without limiting the generality of the foregoing provisions of Section 13.1 or being construed as requiring any such action, in connection with any such Corporate Transaction, the Committee may, in its sole and absolute discretion, cause any of the following actions to be taken effective upon or at any time prior to any Corporate Transaction (and any such action may be made contingent upon the occurrence of the Corporate Transaction): (a) Cause any or all unvested Options and Stock Appreciation Rights to become fully vested and immediately exercisable (as applicable) and/or provide the holders of such Options and Stock Appreciation Rights a reasonable period of time prior to the date of the consummation of the Corporate Transaction to exercise the Options and Stock Appreciation Rights; (b) With respect to unvested Options and Stock Appreciation Rights that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Option or Stock Appreciation Right being terminated in an amount equal to all or a portion of the excess, if any, of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in good faith) over the exercise price of the Option or the Base Price of the Stock Appreciation Right, which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine; (c) With respect to unvested Awards (other than Options or Stock Appreciation Rights) that are terminated in connection with the Corporate Transaction, provide to the holders thereof a payment (in cash and/or other consideration) in respect of each Share covered by the Award being terminated in an amount equal to all or a portion of the per Share price to be paid or distributed to stockholders in the Corporate Transaction (the value

24 of any non-cash consideration to be determined by the Committee in good faith), which may be paid in accordance with the vesting schedule of the Award as set forth in the applicable Award Agreement, upon the consummation of the Corporate Transaction or, to the extent permitted by Section 409A, at such other time or times as the Committee may determine. (d) For the avoidance of doubt, if the amount determined pursuant to clause (b) above is zero or less, the affected Option or Stock Appreciation Rights may be terminated without any payment therefor. 13.3. Notwithstanding anything to the contrary in this Plan or any Agreement, (a) The Committee may, in its sole discretion, provide in the Transaction Agreement or otherwise for different treatment for different Awards or Awards held by different Participants and, where alternative treatment is available for a Participant's Awards, may allow the Participant to choose which treatment shall apply to such Participant's Awards; (b) Any action permitted under this Section 13 may be taken without the need for the consent of any Participant. To the extent a Corporate Transaction also constitutes an Adjustment Event and action is taken pursuant to this Section 13 with respect to an outstanding Award, such action shall conclusively determine the treatment of such Award in connection with such Corporate Transaction notwithstanding any provision of the Plan to the contrary (including Section 12). (c) To the extent the Committee chooses to make payments to affected Participants pursuant to Section 13.1(b)(i)(2) or (ii) or Section 13.2(b) or (c) above, any Participant who has not returned any letter of transmittal or similar acknowledgment that the Committee requires be signed in connection with such payment within the time period established by the Committee for returning any such letter or similar acknowledgement shall forfeit his or her right to any payment and his or her associated Awards may be cancelled without any payment therefor. 14. Interpretation. 14.1. Section 16 Compliance. The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Award Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan. 14.2. Compliance with Section 409A. (a) All Awards granted under the Plan are intended either not to be subject to Section 409A or, if subject to Section 409A, to be administered, operated and construed in compliance with Section 409A. Notwithstanding this or any other provision of the Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award granted hereunder in any manner or take any other action that it determines, in its sole discretion, is necessary, appropriate or advisable (including replacing any Award) to cause

25 the Plan or any Award granted hereunder to comply with Section 409A and all regulations and other guidance issued thereunder or to not be subject to Section 409A. Any such action, once taken, shall be deemed to be effective from the earliest date necessary to avoid a violation of Section 409A and shall be final, binding and conclusive on all Eligible Individuals and other individuals having or claiming any right or interest under the Plan. (b) The Plan and each Award Agreement will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A, and, to the extent not so exempt, in compliance with Section 409A. If the Committee determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(I) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in the Plan, if the Shares are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A is a “specified employee” for purposes of Section 409A, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant's “separation from service” (as defined in Section 409A without regard to alternative definitions thereunder) or, if earlier, the date of the Participant's death, unless such distribution or payment can be made in a manner that complies with Section 409A, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule. Each payment provided to any Participant in connection with an Award granted hereunder shall be considered a separate payment for purposes of Section 409A. (c) With respect to any Award that constitutes nonqualified deferred compensation within the meaning of Section 409A, Termination shall mean a separation from service within the meaning of Section 409A. A Participant shall be deemed to have terminated for all purposes of the Plan if such person is employed by or provides services to a Subsidiary and such Subsidiary ceases to be a Subsidiary, unless the Committee determines otherwise. (d) For clarity, and without in any way limiting the effect of any of the foregoing, in the event that Section 409A requires that any special terms, provisions or conditions be included in the Plan or any Award Agreement, then such terms, provisions and conditions shall, to the extent practicable, be deemed to be made a part of the Plan or Award Agreement, as applicable. Neither the Company, its Subsidiaries or other Affiliates, the Board, the Committee nor its or their designees or agents makes any representations that the payments or benefits provided under the Plan or an Award Agreement will comply with Section 409A, and in no event will the Company, its Subsidiaries or other Affiliates, the Board, the Committee nor its or their designees or agents be liable for any portion of any taxes, penalties, interest or other expenses that may be incurred by the Participant (or any person claiming through him or her) on account of non-compliance with Section 409A

26 or have any obligation to take any action to prevent the assessment of any additional tax or penalty. 15. Term; Plan Termination and Amendment of the Plan; Modification of Awards. 15.1. Term. The Plan shall terminate on the Plan Termination Date and no Award shall be granted after that date. The applicable terms of the Plan and any terms and conditions applicable to Awards granted prior to the Plan Termination Date shall survive the termination of the Plan and continue to apply to such Awards. 15.2. Plan Amendment or Plan Termination. The Board may earlier terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that approval of an amendment to the Plan by the stockholders of the Company shall be required to the extent, if any, that stockholder approval of such amendment is required under Applicable Law or pursuant to Section 3.7 herein. 15.3. Modification of Awards. The Committee may amend, alter, suspend and/or terminate any Award granted under the Plan, prospectively or retroactively, but (except as provided in Section 15.4 herein), such amendment, alteration, suspension or termination of an Award shall not, without the written consent of a Participant with respect to an outstanding Award, materially and adversely affect the rights of the Participant with respect to the Award. 15.4. Amendments to Comply with Applicable Law. Notwithstanding Section 15.2 and Section 15.3 herein, the following provisions shall apply: (a) The Committee shall have unilateral authority to amend the Plan and any Award (without Participant consent) to the extent necessary to comply with Applicable Law or changes to Applicable Law (including but in no way limited to Section 409A, Section 422 of the Code and federal securities laws). (b) The Committee shall have unilateral authority to make adjustments to the terms and conditions of Awards in recognition of unusual or nonrecurring events affecting the Company or any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in Applicable Law, or accounting principles, if the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or necessary or appropriate to comply with applicable accounting principles or Applicable Law. 16. Non-Exclusivity of the Plan. The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, and such arrangements may be either applicable generally or only in specific cases.

27 17. Limitation of Liability. As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to: (a) Give any person any right to be granted an Award other than at the sole discretion of the Committee; (b) Limit in any way the right of the Company or any of its Subsidiaries or Affiliates to terminate the employment of or the provision of services by any person at any time; (c) Be evidence of any agreement or understanding, express or implied, that the Company will pay any person at any particular rate of compensation or for any particular period of time; or (d) Be evidence of any agreement or understanding, express or implied, that the Company will employ or permit the service of any person at any particular rate of compensation or for any particular period of time. 18. Regulations and Other Approvals: Governing Law. 18.1. Governing Law. Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof. 18.2. Compliance with Law. (a) The obligation of the Company to sell or deliver Shares or provide any other benefit with respect to Awards granted under the Plan shall be subject to Applicable Law, including all applicable federal, state and foreign securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. (b) The Committee may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder. (c) Each grant of an Award and the issuance of Shares or other settlement of the Award is subject to compliance with all applicable federal, state and foreign law. Further, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any federal, state or foreign law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares or other benefits, no Awards shall be or shall be deemed to be granted or payment made or Shares or other benefits issued, in whole or in part, unless listing, registration, qualification, consent or

28 approval has been effected or obtained free of any conditions that are not acceptable to the Committee. A Participant or other person claiming through him or her in connection with an Award shall make such representations and agreements and furnish such information as the Board or Committee may request to assure compliance with the foregoing or any other applicable legal requirements. 18.3. Transfers of Plan Acquired Shares. Notwithstanding anything contained in the Plan or any Award Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations promulgated thereunder. The Committee may require any individual receiving Shares pursuant to an Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under the Securities Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended or have an appropriate legend placed thereon to reflect their status as restricted securities as aforesaid. 19. Miscellaneous. 19.1. Award Agreements; Plan Controls. Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed on behalf of the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking Awards as the Committee may provide. If required by the Committee, an Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. Unless the Committee determines otherwise, (i) in the event of a conflict between any term or provision contained in the Plan and an express term contained in any Award Agreement, the applicable terms and provisions of the Plan will govern and prevail, and (ii) the terms of an Award Agreement shall not be deemed to be in conflict or inconsistent with the Plan merely because they impose greater or additional restrictions, obligations or duties, or if the Award Agreement provides that such Award Agreement terms apply notwithstanding the provisions to the contrary in the Plan. 19.2. Compliance with Forfeiture, Recoupment, Ownership and Other Policies or Agreements. Notwithstanding anything in the Plan or an Award Agreement to the contrary, the Committee may, at any time, in its discretion provide that an Award, Shares, cash or other benefits related to an Award shall be forfeited and/or recouped if the Participant, during employment or service or following termination of employment or service for any reason, engages in certain specified conduct, including but not limited to violation of policies of the Company or an Affiliate, breach of non-solicitation, non-competition, confidentiality or other restrictive covenants or other conduct by the Participant that is determined by the Committee to be detrimental to the business or reputation of the Company or any Affiliate. In addition, without limiting the effect of the foregoing, as a condition to participation in the Plan, each Participant shall be deemed to have

29 agreed to comply with the Company’s clawback policy(ies), stock ownership guidelines and/or other policies adopted by the Company or an Affiliate, each as in effect from time to time and to the extent applicable to the Participant. Further, each Participant shall be subject to such compensation recovery, recoupment, forfeiture or other similar provisions as may apply under an Award Agreement, other agreement or arrangement and/or Applicable Law. By participating in the Plan, a Participant shall be deemed to have consented to the provisions of the Plan, including but not limited to this Section 19.2. 19.3. Multiple Agreements. The terms of each Award may differ from other Awards granted under the Plan at the same time or at some other time. The Committee may also grant more than one Award to a given Eligible Individual during the term of the Plan, either in addition to or, subject to Section 3.7, in substitution for one or more Awards previously granted to that Eligible Individual. 19.4. Withholding of Taxes; Other Tax Matters. The Company or any of its Subsidiaries may withhold from any payment of cash or Shares to a Participant or other person under the Plan an amount sufficient to cover any withholding taxes which may become required with respect to such payment or take any other action it deems necessary to satisfy any income or other tax withholding requirements as a result of the grant, exercise, vesting or settlement of any Award under the Plan. The Company or any of its Subsidiaries shall have the right to require the payment of any such taxes or to withhold from wages or other amounts otherwise payable to a Participant or other person, and require that the Participant or other person furnish all information deemed necessary by the Company or any of its Subsidiaries to meet any tax reporting obligation as a condition to exercise or before making any payment or the issuance or release of any Shares pursuant to an Award. If the Participant or other person shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by Applicable Law (including but not limited to Section 409A), have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant or other person or to take such other action as may be necessary to satisfy such withholding obligations. If specified in an Award Agreement at the time of grant or otherwise approved by the Committee in its sole discretion, a Participant may, in satisfaction of his or her obligation to pay withholding taxes in connection with the exercise, vesting or other settlement of an Award, elect to (i) make a cash payment to the Company, (ii) have withheld a portion of the Shares then issuable to him or her or (iii) deliver Shares owned by the Participant (which are fully vested and not subject to any pledge or other security interest) prior to the exercise, vesting or other settlement of an Award, in each case having an aggregate Fair Market Value equal to the withholding taxes. To the extent that Shares are used to satisfy withholding obligations of a Participant pursuant to this Section 19.4, the number of Shares to be withheld or delivered shall have a Fair Market Value as of the date that the amount of tax to be withheld is determined as nearly equal as possible to, but not exceeding (unless otherwise permitted by the Committee in a manner in accordance with Applicable Law and applicable accounting principles), the amount of such obligations being satisfied. Such withholding obligations shall be subject to such terms and procedures as may be established by the Committee. Participants are solely responsible and liable for the satisfaction of all federal, state, foreign and/or local taxes and penalties that may arise in connection with Awards (including but not limited to any income, employment or excise taxes and penalties arising under Section 409A or otherwise), and the Company shall not have any obligation to indemnify, gross up or otherwise hold any Participant or any other person harmless from any or all of such taxes. The Company shall have

30 no responsibility to take or refrain from taking any actions in order to achieve a certain tax result for a Participant or any other person, and the Company shall not be liable for any interest or penalty that a Participant incurs by failing to make timely payments of tax or otherwise. 19.5. Disposition of ISO Shares. If a Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to the exercise of an Incentive Stock Option within the two- year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Participant pursuant to such exercise, the Participant shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office and provide such additional information as the Company may require. 19.6. Plan Unfunded. The Plan shall be unfunded, and the Company shall not be required to create a trust or segregate any assets that may at any time be represented by Awards under the Plan. The Plan shall not establish any fiduciary relationship between the Company and any Participant or other person. Neither a Participant nor any other person shall, by reason of the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate, including, without limitation, any specific funds, assets or other property which the Company or any Affiliate, in their discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to Shares or other amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate. Nothing contained in the Plan shall constitute a guarantee that the assets of such entities shall be sufficient to pay any benefits to any person. The 2026 Omnibus Equity Plan was originally adopted by the Board of Directors on February 20, 2026 and approved by the Company’s stockholders on April 22, 2026.